Van Kampen Income Trust
                          Item 77(O) 10F-3 Transactions
                        July 1, 2004 - December 31, 2004



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  The   11/15    -     $99.71 $350,00  335,00    0.10%  0.64%   Citigr  Citigr
Interp   /04                   0,000      0                      oup,     oup
 ublic                                                          HSBC,
 Group                                                          Calyon
  of                                                            Securi
Compan                                                          ties,
  ies                                                           JPMorg
                                                                 an,
                                                                KeyBan
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                s, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                  ey